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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent
A. Kleeberger as his or her true and lawful attorneys-in-fact, or any of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2000, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of April 18, 2000.

Signature                                                     Title

/S/ MICHAEL W. RAYDEN                                         Chairman, President, Chief Executive Officer
-------------------------------------------------             and a Director
Michael W. Rayden                                             (Principal Executive Officer)


/S/ KENT A. KLEEBERGER                                        Vice President, Chief Financial Officer,
-------------------------------------------------             Secretary, and Treasurer
Kent A. Kleeberger                                            (Principal Accounting and Financial Officer)


/S/ NANCY J. KRAMER                                           Director
-------------------------------------------------
Nancy J. Kramer


/S/ DAVID A. KRINSKY                                          Director
-------------------------------------------------
David A. Krinsky


/S/ JAMES U. MCNEAL                                           Director
-------------------------------------------------
James U. McNeal


/S/ PHILIP A. MALLOTT                                         Director
-------------------------------------------------
Philip A. Mallott


/S/ KENNETH JAMES STROTTMAN                                   Director
-------------------------------------------------
Kenneth James Strottman